Exhibit 10.2

LOAN AGREEMENT

     This Loan Agreement (the “Agreement") is made and entered into as of March 12, 2014, by and between SECUREALERT, INC. ("SecureAlert") and Mr. Eli Sabag (the "Seller").

RECITALS

A.           The parties hereto are contemplating a Share Purchase Agreement of even date herewith, by and among SecureAlert, the Seller and , GPS GLOBAL TRACKING AND SURVEILLANCE SYSTEM LTD (the "Company" and the “Purchase Agreement"), whereby SecureAlert intends to purchase with effect from April 1, 2014 all of the equity of the Company (the "Transaction").

B.           Seller has requested SecureAlert to provide the Seller with a loan in the amount of US$ 311,404.

NOW THEREFORE, the parties agree as follows:

1. SecureAlert shall lend the Seller US$ 311,404 to be provided as a loan within two (2) business days from the date hereof (the "Loan"). The Loan shall be repaid by the Seller by way of set off from amounts to be received by the Seller from SecureAlert in accordance with the Purchase Agreement.

2. In the event the closing of the Transaction does not take place by April 1, 2014, then the Seller shall repay the Loan plus interest at the annual rate of 5% by no later than May 15, 2014.

3.            Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Utah.

4.           Interpretation. In the event that any provisions or any capitalized term used herein shall conflict with the terms or conditions of the Purchase Agreement, the terms and conditions of the Purchase Agreement shall govern.

5.           Counterparts.   This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement the date first written above.

[Signature Page Follows]

Funding Agreement

SECUREALERT INC.

By: /s/ Guy Dubois
Guy Dubois, Chairman

Date: 03/12/2014

By: /s/ Eli Sabag
Mr. ELI SABAG

Date: 03/12/2014

Funding Agreement